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                                     EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 23, 1998, included in the Meridian Industrial Trust, Inc. 1997 Form 10-K into Meridian Industrial Trust's, Inc. previously filed Registration Statements on Form S-3 (file numbers 333-24579 and 333-42081) and on Form S-8 (file number 333-24583).



                                   /s/ARTHUR ANDERSEN LLP
San Francisco, California
March 31, 1998


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